Exhibit 10.1

Amendment No. 1 to Asset Purchase Agreement

This Amendment No. 1 to Asset Purchase Agreement (this “Amendment”) is dated as of August 29, 2025 (the “Amendment Date”), and is entered into by and among (a) GES Acquisition Corp., a Delaware corporation (the “Purchaser”); (b) Global Arena Holding, Inc., a Delaware corporation (“Parent”); (c) Global Election Services, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the “Seller”); (d) Global Election Services Holding LLC, a Delaware limited liability company (“GES Holding”); and (e) Easterly CV VI LLC, a Delaware limited liability company (“Easterly”). The Purchaser, Parent, the Seller and GES Holding are sometimes individually referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties are all of the parties to the Asset Purchase Agreement, dated as of July 1, 2025 (the “Original Agreement”), and now desire to amend the Original Agreement, and pursuant to the provisions of Section 11.02 of the Original Agreement, the Parties may so amend the Original Agreement in writing;

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, agreements and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

Section 1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings given in the Original Agreement.

Section 2. Amendment. The date August 31, 2025 in Section 9.01(b) of the Original Agreement (the “Outside Closing Date”) is hereby amended to be October 15, 2025.

Section 3. Miscellaneous.

(a)	Other than as amended herein, the Original Agreement shall remain in full force and effect. Following the execution of this Amendment, any references in the Original Agreement to the “Agreement” shall be deemed a reference to the Original Agreement as amended by this Amendment.

(b)	This Amendment will be construed in accordance with, and governed by, the laws of the State of New York without regard to conflicts of laws and as applied to contracts to be wholly performed within the State of New York.

(c)	This Amendment may be executed by the Parties in several counterparts, all of which together will constitute one agreement binding on all Parties, notwithstanding that all Parties may not have signed the same counterpart. This Amendment may be executed by the Parties in several copies each of which will be deemed an original and it will not be necessary, when making proof of this Amendment, to account for or produce more than one original of such copies. Any signature delivered by a Party by facsimile or PDF transmission will be deemed to be an original signature thereto.

[signatures follow on next page]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized officers as of the Amendment Date.

GES Acquisition Corp.

By:	/s/ Darrell Crate
Name:	Darrell Crate
Title:	Chief Executive Officer

Global Election Services, Inc.

By:	/s/ John S. Matthews
Name:	John S. Matthews
Title:	Chief Executive Officer

Global Arena Holding, Inc.

By:	/s/ John S. Matthews
Name:	John S. Matthews
Title:	Chief Executive Officer

Global Election Services Holding LLC

By:	/s/ John S. Matthews
Name:	John S. Matthews
Title:	Manager

Easterly CV VI LLC

By:	/s/ Darrell Crate
Name:	Darrell Crate
Title:	Managing Member

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